ASG GLOBAL ALTERNATIVES FUND

Supplement dated March 19, 2018, to the ASG Global Alternatives Fund Statement of Additional Information, dated May 1, 2017, as may be revised and supplemented from time to time.

Effective immediately, the fifth paragraph in the subsection entitled “Proxy Voting Policies” within the section entitled “Management of the Trusts” is replaced with the following:

AlphaSimplex. AlphaSimplex is responsible for voting proxies with respect to securities that are not in the portion of the Funds managed by Natixis Advisors. AlphaSimplex is responsible for maintaining certain records and reporting to the Audit Committee of Natixis Funds Trust II in connection with the voting of proxies. AlphaSimplex believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, AlphaSimplex expects that most of the securities in which it will invest on behalf of the Funds (primarily futures and forwards) will not have voting rights. If AlphaSimplex does vote proxies with respect to the Funds’ investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Funds. For the Global Alternatives Fund, AlphaSimplex has adopted the proxy voting policy of Natixis Advisors. A summary of the proxy voting policy of Natixis Advisors is contained above in this Statement.

Effective immediately, the subsection entitled “Administrative Services” within the section entitled “Other Arrangements” is revised to add the following:

In addition, Managed Portfolio Advisors®, a division of Natixis Advisors, performs certain administrative services on behalf of AlphaSimplex for the Global Alternatives Fund pursuant to an administrative services agreement. Fees for such services are paid by AlphaSimplex out of the advisory fees AlphaSimplex receives for management of the Global Alternatives Fund.